Exhibit 10.13

SCHEDULE OF EXECUTIVES WITH MANAGEMENT CONTINUITY AGREEMENTS

Title	Name	Years /Comp*	Excise Tax Gross Up?
Chairman, President and Chief Executive Officer	Stephen D. Newlin	3	Y
Executive Vice President and Chief Operating Officer	Robert M. Patterson	3	Y
Executive Vice President and Chief Financial Officer	Bradley C. Richardson	2	N
Executive Vice President, Global Operations and Process Improvement	Thomas J. Kedrowski	3	Y
Senior Vice President, President of Performance Products and Solutions	Michael A. Garratt	2	N
Senior Vice President, Chief Commercial Officer	Michael E. Kahler	3	Y
Senior Vice President, President of Designed Structures and Solutions	Julie McAlindon	1	Y
Senior Vice President and President, Global Specialty Engineered Materials	Craig M. Nikrant	1	Y
Senior Vice President, President of Distribution	Kurt C. Schuering	1	Y
Senior Vice President and Chief Information and Human Resources Officer	Kenneth M. Smith	3	Y
Senior Vice President and President, Global Specialty Color, Additives and Inks	John V. Van Hulle	1	Y
* Years of compensation payable upon change of control